EXHIBIT 32.1

Certification Pursuant to Section 1350 of Title 18 of the United States Code, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Brown & Brown, Inc. (Company) on Form 10-Q for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (Form 10-Q), I, J. Hyatt Brown, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m or § 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2008

/s/ J. Hyatt Brown
J. Hyatt Brown
Chief Executive Officer